UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

STARFIGHTERS SPACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43009	92-1012803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Odyssey Way, Suite 101
 Kennedy Space Center, Florida, United States 32953
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (321) 261-0900

505 Odyssey Way, Suite 203
 Kennedy Space Center, Florida, 32953 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	FJET	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 20, 2026, Starfighters Space, Inc. (the "Company") issued a news release to report its financial results for the first quarter of fiscal year 2026 for the period ended March 31, 2026.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On May 20, 2026, the Company issued a news release to report that it has filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and to provide financial results for the first quarter of fiscal year 2026. The Quarterly Report, which includes the Company's condensed consolidated interim financial statements, related notes thereto and management's discussion and analysis, is available on the Company's website at www.starfightersspace.com and at www.sec.gov/edgar/search.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News release dated May 20, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARFIGHTERS SPACE, INC.

DATE: May 20, 2026	By:	/s/ David Whitney
David Whitney
Chief Financial Officer

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